Fees Summary	Jan. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,257,944.04
Previously Paid Amount	0.00
Total Fee Amount	4,731.02
Total Offset Amount	0.00
Net Fee	$ 4,731.02